Exhibit 10.7.9

ADDENDUM No. 8

THIS ADDENDUM to the Broker Agreement dated March 26, 1999 between Hull & Company, Inc. (“Broker) and USF&G Specialty Insurance Company (“Company”) as amended by addenda dated July 1, 2000, April 1, 2001, July 1, 2001, September 1, 2001, July 1, 2002, August 11, 2004 and March 1, 2005 (the “Agreement”) is entered into as of the 7th day of March, 2007.

WHEREAS, the Company desires to remove certain termination provisions with regard to its parent company’s A.M. Best rating; and

WHEREAS, the Company desires to remove certain termination provisions with regard to the overall management of the residential property insurance business of the Company; and

WHEREAS, the Company desires to amend the contact information for the Company pursuant to notices.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Broker and the Company agree to amend the Agreement as follows:

1.	Subparagraph 8n) of the Agreement as previously added by Addendum No. 6, effective August 11, 2004, shall be deleted in its entirety.

2.	Subparagraph 8o) of the Agreement as previously added by Addendum No. 6, effective August 11, 2004, shall be deleted in its entirety.

3.	Section 6(c) of the Agreement as previously amended by Addendum No. 7, Section 4, is amended to read as follows:

GeoVera Specialty Insurance Company

4820 Business Center Drive

Suite 200

Fairfield, CA 94534

Attention: Karen M. Padovese, Chief Operating Officer

With a copy to:

GeoVera Specialty Insurance Company

4820 Business Center Drive

Suite 200

Fairfield, CA 94534

Attention: Michael Zukerman, General Counsel

4.	All other terms and conditions in the Agreement, as previously amended, shall remain unchanged and in full force and effect.

5.	The effective date of this Addendum shall be March 7, 2007.

IN WITNESS WHEREOF, the parties have duly authorized, executed and delivered this Addendum as of the date set forth above in the first paragraph.

GEOVERA SPECIALTY INSURANCE COMPANY

By:	/s/ MICHAEL ZUKERMAN

Name:	Michael Zukerman
Title:	General Counsel and Secretary

HULL & COMPANY, INC.

By:	/s/ BRUCE E. BOWERS

Name:	Bruce E. Bowers
Title:	S.V.P.